EXHIBIT 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1400	(915) 534-1400
WESTERN REFINING TO PARTICIPATE IN
2011 RBS GLOBAL HIGH YIELD CONFERENCE
EL PASO, Texas — April 12, 2011 — Western Refining, Inc. (NYSE:WNR) announced today that Company management will present at the 2011 RBS Global High Yield Conference in Las Vegas, Nevada. The presentation is currently scheduled for Thursday, April 14, 2011, at 2 pm PDT and will be webcast live. The presentation and a link to the live webcast will be available beginning Thursday, April 14, 2011, on the Investor Relations section of Western Refining’s website at www.wnr.com or by calling 800-680-2452 and referencing conference id 59686385. The presentation and webcast will be archived and remain available on www.wnr.com until April 22, 2011.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes refined products terminals in Albuquerque and Bloomfield, New Mexico and Yorktown, Virginia, asphalt terminals in Phoenix and Tucson, Arizona, Albuquerque, and El Paso, retail service stations and convenience stores in Arizona, Colorado, and New Mexico, a fleet of crude oil and finished product truck transports, and wholesale petroleum products operations in Arizona, California, Colorado, Nevada, New Mexico, Texas, and Utah. More information about the Company is available at www.wnr.com.
Forward Looking Statement
The presentation referenced in this release contains forward-looking statements which are protected as forward looking statements under the Private Litigation Securities Reform Act of 1995. The forward-looking statements contained herein include statements about, future crude oil slates at our refineries including our ability to run increased amounts of sour crude at our El Paso refinery, refined products supply and demand, future refining margins and benchmark crack spreads, our ability to successfully convert Yorktown to a terminal and storage operating model, enhancement and maximization of Yorktown’s storage and terminal facility, our ability to successfully negotiate third-party terminalling and storage services agreements and/or the sale of the terminal assets at Yorktown, our ability to achieve consistent EBITDA at Yorktown, continued access to supply areas, continued Wholesale customer relationships, continued growth in our Retail group’s operating income, merchandise sales and future organic growth of the Retail group, future operational improvements at our Gallup refinery, the continued absence of other refineries in the Four Corners area, acquisition of additional refining assets, strategic alternatives for logistics assets, future reduction in working capital, our ability to achieve future operating expense / SG&A initiatives, our ability to meet target credit ratings, our ability to maximize liquidity and/or achieve alternative inventory financings, future population growth in the Southwest, local and domestic crude oil production, our ability to meet revised inventory targets, future discounts of WTI to Brent, new pipeline infrastructure, our new or continued connection to certain pipelines, the continuation of patchwork fuel specifications, optimization of regulatory capital expenditures, and continued reliable, safe, optimized and predictable plant operations. These statements are subject to the general risks inherent in our business. Our expectations may or may not be realized. Some of our expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could materially affect Western’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.